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AMERICAN GENERAL CORPORATION

EXHIBIT 21 - SUBSIDIARIES OF AMERICAN GENERAL CORPORATION

   The following list includes certain, but not all, of American General Corporation's subsidiaries at February 28, 1998. Subsidiaries of subsidiaries are indicated by indentations.

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                                                                     Jurisdiction
Name                                                               of Incorporation
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
AGC Life Insurance Company..................................                 Missouri
  American General Life and Accident Insurance Company......                Tennessee
     Independent Fire Insurance Company.....................                  Florida
       American General Property Insurance Company of
        Florida.............................................                  Florida
  American General Life Insurance Company...................                    Texas
     American General Annuity Service Corporation...........                    Texas
     American General Life Insurance Company of New York....                 New York
     American General Securities Incorporated...............                    Texas
     The Variable Annuity Life Insurance Company............                    Texas
       VALIC Investment Services Company....................                    Texas
       VALIC Retirement Services Company....................                    Texas
       The Variable Annuity Marketing Company...............                    Texas
  The Franklin Life Insurance Company.......................                 Illinois
     The American Franklin Life Insurance Company...........                 Illinois
     Franklin Financial Services Corporation................                 Delaware
  Western National Corporation..............................                 Delaware
     American General Annuity Insurance Company (formerly
      Western National Life Insurance Company)..............                    Texas
American General Capital, L.L.C. ...........................                 Delaware
American General Capital Services, Inc. ....................                 Delaware
American General Delaware, L.L.C. ..........................                 Delaware
American General Delaware Management Corporation............                 Delaware
American General Finance, Inc. .............................                  Indiana
  AGF Investment Corp. .....................................                  Indiana
  American General Auto Finance, Inc. ......................                 Delaware
  American General Finance Corporation......................                  Indiana
     American General Finance Group, Inc. ..................                 Delaware
       American General Financial Services, Inc.............                 Delaware
          The National Life and Accident Insurance
         Company............................................                    Texas
            CommoLoCo, Inc. ................................              Puerto Rico
     Merit Life Insurance Co. ..............................                  Indiana
     Yosemite Insurance Company.............................               California
  American General Finance, Inc. ...........................                  Alabama
  American General Financial Center.........................                     Utah
American General Independent Producer Division..............                 Delaware
American General Investment Holding Corporation.............                 Delaware
American General Investment Management Corporation..........                 Delaware
American General Property Insurance Company.................                Tennessee
American General Realty Advisors, Inc. .....................                 Delaware
American General Realty Investment Corporation .............                    Texas
Knickerbocker Corporation...................................                    Texas
USLIFE Corporation..........................................                 New York
  All American Life Insurance Company.......................                 Illinois
  American General Life Insurance Company of Pennsylvania...             Pennsylvania
  The Old Line Life Insurance Company of America............                Wisconsin
  The United States Life Insurance Company in the City of
     New York...............................................                 New York
  USLIFE Credit Life Insurance Company......................                 Illinois
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       AMERICAN GENERAL CORPORATION

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